UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2015

Danaher Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-828-0850

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 8, 2015, DH Europe Finance S.A. (“Danaher International”) issued €500,000,000 aggregate principal amount of Floating Rate Senior Notes due 2017 (the “Floating Rate Notes”), €600,000,000 aggregate principal amount of 1.000% Senior Notes due 2019 (the “2019 Notes”), €800,000,000 aggregate principal amount of 1.700% Senior Notes due 2022 (the “2022 Notes”) and €800,000,000 aggregate principal amount of 2.500% Senior Notes due 2025 (the “2025 Notes,” and together with the Floating Rate Notes, the 2019 Notes and the 2022 Notes, the “Notes”), in an underwritten offering pursuant to a registration statement on Form S-3 (File No. 333-203948) filed with the Securities and Exchange Commission (the “Commission”) on May 7, 2015, as amended by a Post-Effective Amendment No. 1 thereto, filed with the Commission on June 15, 2015, and a related prospectus filed with the Commission. The Notes are fully and unconditionally guaranteed by Danaher (the “Guarantees” and, together with the Notes, the “Securities”). The Securities were sold pursuant to the terms of an underwriting agreement (the “Underwriting Agreement”) dated as of July 1, 2015 among Danaher International, Danaher Corporation (“Danaher”) and Deutsche Bank AG, London Branch, Merrill Lynch International, BNP Paribas, HSBC Securities (USA) Inc. and Morgan Stanley & Co. International plc and the other underwriters party thereto. The Underwriting Agreement was separately filed with the SEC on July 1, 2015 as Exhibit 1.1 to Danaher’s Current Report on Form 8-K.

Danaher has applied to list each series of the Notes on the New York Stock Exchange (the “NYSE”). The listing application has been approved by the NYSE.

The Securities were issued under an indenture dated as of July 8, 2015 (the “Base Indenture”) among Danaher International, Danaher, as guarantor, and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”) and a supplemental indenture dated as of July 8, 2015 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Notes will be subject to a Paying and Calculation Agency Agreement, dated July 8, 2015 (the “Paying and Calculation Agency Agreement”), among Danaher International, Danaher, the Trustee and The Bank of New York Mellon, London Branch, as Paying and Calculation Agent.

The Floating Rate Notes will mature on June 30, 2017, the 2019 Notes will mature on July 8, 2019, the 2022 Notes will mature on January 4, 2022 and the 2025 Notes will mature on July 8, 2025. Interest on the Floating Rate Notes will be paid quarterly in arrears on March 30, June 30, September 30 and December 30 of each year, commencing on September 30, 2015. Interest on the 2019 Notes and 2025 Notes will be paid annually in arrears on July 8 of each year, commencing on July 8, 2016. Interest on the 2022 Notes will be paid annually in arrears on January 4 of each year, commencing on January 4, 2016.

At any time prior to April 8, 2019 (three months prior to the maturity date of the 2019 Notes), in the case of the 2019 Notes, January 4, 2022 (the maturity date of the 2022 Notes), in the case of the 2022 Notes, and April 8, 2025 (three months prior to the maturity date of the 2025 Notes), in the case of the 2025 Notes, Danaher International will have the right, at its option, to redeem the applicable series of notes, in whole or in part, at any time and from time to time, by paying a “make-whole” premium, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, on or after April 8, 2019 (three months prior to the maturity date of the 2019 Notes), in the case of the 2019 Notes, and on or after April 8, 2025 (three months prior to the maturity date of the 2025 Notes), in the case of the 2025 Notes, Danaher International will have the right, at its option, to redeem the applicable series of notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes of such series to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If Danaher does not consummate the previously-announced acquisition of Pall Corporation (“Pall”) on or prior to May 12, 2016, or the merger agreement with respect to the acquisition of Pall is terminated prior to that date, Danaher International will be required to redeem in whole and not in part the Notes on the special mandatory redemption date at a redemption price equal to 101% of the aggregate principal amount of the Notes outstanding, plus accrued and unpaid interest.

If a change of control triggering event occurs with respect to the Notes, each holder of Notes may require Danaher International to repurchase some or all of its Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued interest. A change of control triggering event means the occurrence of both a change of control and a rating event.

The Notes are unsecured and rank equally in right of payment with all of Danaher International’s other unsecured senior indebtedness. The Notes are fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Danaher.

Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency related defaults, Danaher International’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes would be immediately due and payable.

The above description of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture. The Base Indenture has been included as Exhibit 4.1 and the Supplemental Indenture is filed as Exhibit 4.2 hereto. The Paying and Calculation Agency Agreement is filed as Exhibit 4.3 hereto. Each of the foregoing documents is incorporated herein by reference.

In connection with the offering of the Notes, Danaher International is filing as Exhibits 5.1 and 5.2 hereto opinions of counsel addressing the validity of the Notes and the Guarantees and certain related matters. Such opinions are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Indenture, dated as of July 8, 2015, by and among Danaher International, as issuer, Danaher, as guarantor, and the Trustee, as trustee.

4.2	First Supplemental Indenture, dated as of July 8, 2015, by and among Danaher International, as issuer, Danaher, as guarantor, and the Trustee, as calculation agent.

4.3	Paying and Calculation Agency Agreement, dated as of July 8, 2015, among the Danaher International, Danaher, the Trustee and The Bank of New York Mellon, London Branch, as paying and calculation agent.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

5.2	Opinion of Luther S. A.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

23.2	Consent of Luther S. A. (contained in Exhibit 5.2 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: July 8, 2015	By:	/s/ Daniel L. Comas
	Name:	Daniel L. Comas
	Title:	Executive Vice President and Chief Financial Officer